PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

GEORESOURCES, INC.

June 8, 2004

The undersigned shareholder of GeoResources, Inc., acknowledges receipt of the Proxy Statement and Notice of Annual Meeting of Shareholders to be held on Tuesday, June 8, 2004, at 2:00 p.m. local time in the Airport International Inn, Highway 2 & 85 North, Williston, North Dakota and hereby appoints H. Dennis Hoffelt and J.P. Vickers, each with the power of substitution, as Attorneys and Proxies to vote all the shares of the undersigned at said Meeting and at all adjournments thereof, hereby ratifying and confirming all that said Attorneys and Proxies may do or cause to be done by virtue hereof.  The above-named Attorneys and Proxies are instructed to vote all of the undersigned’s shares as follows:

1.

Election of Directors:

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FOR all nominees listed below (except as listed to the contrary below), with discretionary authority to cumulate votes unless a different distribution of votes is indicated by marking after the nominee’s name.

H. Dennis Hoffelt	Jeffrey P. Vickers	Duane Ashley	Paul Krile	Nick Voller	Cathy Kruse

INSTRUCTION:

To withhold authority to vote for any individual nominee, write the nominee’s name in the line spaces provided.

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WITHHOLD AUTHORITY to vote for all nominees listed above.

2.

Proposal to amend our Articles of Incorporation to remove cumulative voting in the election of directors;

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FOR

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AGAINST

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ABSTAIN

3.

Proposal to adopt the GeoResources, Inc. 2004 Employee’s Incentive Stock Option Plan;

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FOR

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AGAINST

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ABSTAIN

4.

Transaction of such other matters as may properly come before the Meeting and any adjournments thereof.

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FOR

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AGAINST

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ABSTAIN

YOU MAY VOTE IN FAVOR OF ALL THE ABOVE PROPOSALS WITHOUT CHECKING ANY OF THE ABOVE BOXES BY MERELY SIGNING, DATING AND RETURNING THIS PROXY.  IF THIS PROXY IS PROPERLY EXECUTED AND ANY OF THE ABOVE BOXES ARE CHECKED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER.

PLEASE SIGN, DATE AND RETURN THIS PROXY IMMEDIATELY.

Date:__________________________________2004 No. of Shares:______________

Sign Here:____________________________________________________________

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Signature(s) of Shareholder(s)
Please sign your name exactly as it appears on your stock certificate. If shares are held jointly, each holder should sign. Executors, trustees, and fiduciaries should so indicate when signing.